Exhibit 10.40C

TO:	DANA L. DAHLGREN

RE:	EXTENSION OF CHANGE OF CONTROL EMPLOYMENT AGREEMENT

Pursuant to Section 1(b) of your Change of Control Employment Agreement (the “Agreement”), dated as of December 4, 2008, the term of the Agreement, as stated in Section 1(b) thereof, is hereby extended so that the Agreement, as extended, will end on November 12, 2018.

In all other respects, the Agreement is reaffirmed and remains unchanged.

Please confirm your agreement with the foregoing by signing this Extension Agreement in the space provided below.

IN WITNESS WHEREOF, this Extension Agreement is executed in the Company’s name on its behalf as of the day and year shown herein.

Date: December 6, 2017

KEWAUNEE SCIENTIFIC CORPORATION

By:	/s/ Thomas D. Hull III
Thomas D. Hull III
Vice President, Finance,
Chief Financial Officer, Treasurer, Secretary

Accepted and Agreed:

/s/ Dana L. Dahlgren
Dana L. Dahlgren
Vice President, Sales & Marketing - Americas
DATE: 12-7-17

P.O. BOX 1842, STATESVILLE, NORTH CAROLINA 28687-1842 ● 2700 WEST FRONT STREET, STATESVILLE, NORTH CAROLINA 28677-2927

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